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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of report (date of earliest event reported):
                                  May 29, 2001


                       Daisytek International Corporation
               (Exact Name of Registrant as Specified in Charter)


          Delaware                 0-25400                  75-2421746
      ---------------           ------------            -------------------
      (State or other           (Commission              (I.R.S. Employer
      jurisdiction of           File Number)            Identification No.)
       incorporation)



                    1025 Central Expressway South, Suite 200
                               Allen, Texas 75013
          (Address of Principal Executive Offices, including zip code)


                                 (972) 881-4700
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

                  On May 29, 2001, Daisytek International Corporation issued a press release filed herewith as Exhibit 99.1, related to the acquisition of certain distribution assets from PFSweb, Inc., pursuant to an Asset Purchase Agreement, dated May 25, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired

                  Not applicable

         (b)      Pro forma financial information

                  Not applicable

         (c)      Exhibits

                  99.1 Press Release dated May 29, 2001.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DAISYTEK INTERNATIONAL CORPORATION


                                         By: /s/ RALPH MITCHELL
                                             -----------------------------------
                                             Ralph Mitchell
                                             Chief Financial Officer,
                                             Executive Vice President - Finance

Dated:  May 31, 2001







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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER           DESCRIPTION
------           -----------

99.1             Press Release dated May 29, 2001






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